SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): June 23, 2005

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                            (State of Incorporation)


          1-8048                                       66-0328885
   ---------------------                   ---------------------------------
   (Commission File No.)                   (IRS Employer Identification No.)


                   1385 Akron Street, Copiague, New York 11726
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               Address of Principal Executive Offices) (Zip Code)

                                 (631) 789-5000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02         Unregistered Sale of Equity Securities

         On June 23, 2005, the Company authorized the issuance of 253,312 shares of its Common Stock to Leonardo, L.P. in payment of a cashless exercise of a Warrant to purchase 750,000 shares of the Company's Common Stock issued to Leonardo, L.P. on June 21, 2002. Accordingly, the Company received no cash proceeds from the exercise of the Warrant. The cashless exercise right was included in the Warrant when originally issued. The Company believes that the exemption from registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended, is applicable to the issuance of its Common Stock as an exchange by the Company with an existing securityholder exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting the exchange.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TII NETWORK TECHNOLOGIES, INC.


Date: June 24, 2005                 By: /s/ Timothy J. Roach
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                                        Timothy J. Roach,
                                        President and Chief Executive Officer